UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 29, 2006

21st Century Insurance Group
(Exact Name of Registrant as Specified in Charter)

Delaware	0-6964	95-1935264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

6301 Owensmouth Avenue		91367
Woodland Hills, California		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(818) 704-3700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

21st Century Insurance Group (the “Company“) is disclosing herein that on June 8, 2006 it filed an Annual Certification of its Chief Executive Officer with the New York Stock Exchange (“NYSE”) certifying that as of that date the CEO was unaware of any violation by the Company of the NYSE corporate governance listing standards. The Company also filed an Annual Certification of its CEO with the NYSE on June 23, 2005 certifying that as of that date, the CEO was also unaware of any such violation. Both certifications were unqualified. The Company inadvertently did not disclose the filing of the June 23, 2005 certification in its 2005 Annual Report to stockholders or Form 10-K as required by Section 303A.12(a) of the NYSE Listed Company Manual. In that regard, on June 27, 2006, the Company was notified by the NYSE that it was deficient in meeting Section 303A.12(a), but that such deficiency could be cured by the filing of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY INSURANCE GROUP

Date: June 29, 2006	By:	/s/ Michael J. Cassanego
Name: Michael J. Cassanego
Title: Senior Vice President and General Counsel